UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2021
URBAN ONE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25969	52-1166660
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(301) 429-3200
 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, $.001 Par Value	UONE	NASDAQ Capital Market
Class D Common Stock, $.001 Par Value	UONEK	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
On January 8, 2021, Urban One, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with respect to an offering of $825.0 million in aggregate principal amount of its 7.375% senior secured notes due 2028 (the “Notes”) at an issue price of 100% (the “Notes Offering”). The Notes will mature on February 1, 2028 and interest on the Notes will accrue and be payable semi-annually in arrears on February 1 and August 1 of each year, commencing on August 1, 2021 at the rate of 7.375% per annum. The Notes will yield gross proceeds to the Company of $825.0 million.
The Notes will be issued in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes will be senior secured obligations of the Company and will be guaranteed on a senior secured basis by certain of the Company’s direct and indirect restricted subsidiaries (other than certain excluded subsidiaries). The Notes Offering is expected to close on or about January 25, 2021, subject to customary closing conditions.
The Purchase Agreement contains customary representations, warranties and agreements by the Company and each subsidiary of the Company that will guarantee the Notes. In addition, the Company and each direct and indirect restricted subsidiary of the Company that will guarantee the Notes has agreed to indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the initial purchasers may be required to make in respect of those liabilities. Furthermore, the Company has agreed that the Company will not, for a period of 60 days after the date of the Purchase Agreement, without first obtaining the prior written consent of BofA Securities, Inc. and Jefferies LLC directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Securities and Exchange Act of 1934, as amended, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any of its debt securities or any debt securities of any guarantor that are substantially similar to the Notes, except for the Notes sold to the initial purchasers pursuant to the Purchase Agreement.
The Company intends to use the net proceeds from the offering, together with cash on hand, to repay or redeem (1) the loans outstanding under that certain Credit Agreement, dated as of April 18, 2017, by and among the Company, various lenders party thereto, Guggenheim Securities Credit Partners, LLC, as administrative agent, and The Bank of New York Mellon, as collateral agent, (2) the Company's 8.750% Senior Secured Notes due 2022, (3) the Company's 7.375% Senior Secured Notes due 2022, (4) the loans outstanding under that certain Credit Agreement, dated as of December 4, 2018, by and among the Company, the various lenders party thereto, Wilmington Trust, National Association, as administrative agent and TCG Senior Funding L.L.C., as sole lead arranger and bookrunner, and (5) the loans outstanding under that certain Credit Agreement, dated as of December 4, 2018, by and among Urban One Entertainment SPV, LLC, Radio One Entertainment Holdings, LLC, the various lenders party thereto, Wilmington Trust, National Association, as administrative agent and collateral agent, and TCG Senior Funding L.L.C., as sole lead arranger and bookrunner, and to pay the premium, fees and expenses related thereto.  Upon completion of the offering, these credit facilities will be terminated and the indentures governing the 7.375% Senior Secured Notes due 2022 and the 8.750% Senior Secured Notes due December 2022 will be satisfied and discharged.
The Notes and related guarantees will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.
On January 8, 2021, the Company issued a press release to announce the pricing of the Notes. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Forward-Looking Statements

Forward-looking statements in this Form 8-K regarding the Notes Offer and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “will” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the extent of the impact of the COVID-19 global pandemic or any other epidemic, disease outbreak, or public health emergency, including the duration, spread, severity, and any recurrence of the COVID-19 pandemic, the duration and scope of related government orders and restrictions, the impact on our employees, economic, public health, and political conditions that impact consumer confidence and spending, including the impact of COVID-19 and other health epidemics or pandemics on the global economy; the rapidly evolving nature of the COVID-19 pandemic and related containment measures, including changes in unemployment rate; the impact of political protests and curfews imposed by state and local governments; the cost and availability of capital or credit facility borrowings; the ability to obtain equity financing; general market conditions; the adequacy of cash flows or available debt resources to fund operations; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports).

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed as part of this report:
Exhibit No.	Description
99.1	Press release of Urban One, Inc., dated January 8, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URBAN ONE, INC.

Date: January 8, 2021              /s/ Peter D. Thompson
Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer